UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 1, 2010

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-3672	Ameren Illinois Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211380

Former Name or Address, if Changed Since Last Report

Ameren Illinois Company’s former name and address were:

Central Illinois Public Service Company

607 East Adams Street

Springfield, Illinois 62739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2010, Central Illinois Public Service Company (“CIPS”), Central Illinois Light Company (“CILCO”) and Illinois Power Company (“IP”) completed the previously announced merger whereby CILCO and IP merged with and into CIPS, with CIPS as the surviving entity (the “Merger”), pursuant to the terms of the agreement and plan of merger (the “Agreement”), dated as of April 13, 2010, among CIPS, CILCO and IP. Upon consummation of the Merger, CIPS’ name was changed to “Ameren Illinois Company” (“Ameren Illinois”) and the separate legal existence of CILCO and IP terminated. Prior to the Merger, each of CIPS, CILCO and IP was a registrant subsidiary of Ameren Corporation (“Ameren”).

In accordance with the terms of the Agreement, (i) all shares of CILCO and IP common stock outstanding immediately prior to the effective time of the Merger, all of which were owned by Ameren, were cancelled without payment, (ii) all shares of each series of IP preferred stock outstanding immediately prior to the effective time of the Merger were automatically converted into shares of a newly created series of Ameren Illinois preferred stock having the same payment and redemption terms as the existing series of IP preferred stock, except to the extent that IP preferred shareholders exercised their dissenters’ rights in accordance with Illinois law, and (iii) each outstanding share of CIPS common and preferred stock remains outstanding, except to the extent that CIPS preferred shareholders exercised their dissenters’ rights in accordance with Illinois law. No fractional shares of Ameren Illinois preferred stock were issued in the Merger. Holders of IP preferred stock prior to the Merger who would otherwise have been entitled to receive a fraction of a share of Ameren Illinois preferred stock as a result of the Merger will receive cash in lieu of such fractional shares, as determined in accordance with the Agreement. Prior to the Merger, but after consenting to the Merger, Ameren contributed to the capital of IP, without the payment of any consideration, all of the IP preferred stock owned by Ameren.

The foregoing description of the Agreement and the Merger is not complete and is qualified in its entirety by reference to the Agreement, a copy of which was previously filed as Annex A to Part I of CIPS’ Registration Statement on Form S-4, File No. 333-166095, and is incorporated herein by reference.

On October 1, 2010, subsequent to the consummation of the Merger, Ameren Illinois distributed all of the shares of common stock of AmerenEnergy Resources Generating Company (“AERG”) owned by Ameren Illinois to Ameren, and Ameren subsequently contributed such shares of common stock to its subsidiary, Ameren Energy Resources Company LLC. The distribution was accounted for as a spin-off. Ameren Illinois transferred AERG to Ameren based on AERG’s carrying value.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

CILCO

On October 1, 2010, in connection with the transactions contemplated by the Agreement, Ameren Illinois and The Bank of New York Mellon Trust Company, N.A. (as trustee) (the “CILCO Senior Note Trustee”) entered into a First Supplemental Indenture (the “CILCO Senior Note Supplemental Indenture”) to the Indenture, dated as of June 1, 2006 (the “CILCO Senior Note Indenture”), between CILCO and the CILCO Senior Note Trustee. Pursuant to the CILCO Senior Note Supplemental Indenture, Ameren Illinois assumed the due and punctual payment of the principal of (and premium, if any) and interest on the 8.875% senior secured notes due 2013 (the “8.875% Notes”), the 6.20% senior secured notes due 2016 (the “6.20% Notes”) and the 6.70% senior secured notes due 2036 (the “6.70% Notes”) outstanding under the CILCO Senior Note Indenture and the performance of every covenant of the CILCO Senior Note Indenture to be performed or observed by CILCO. As of October 1, 2010, the outstanding principal amount of the 8.875% Notes was $150 million, the outstanding principal amount of the 6.20% Notes was $54 million and the outstanding principal amount of the 6.70% Notes was $42 million.

On October 1, 2010, in connection with the transactions contemplated by the Agreement, Ameren Illinois executed and delivered to the Village of Bryant, Illinois (“VBI”) separate Instruments of Assumption (the “CILCO Assumption Instruments”) with respect to each of the Financing Agreement, dated as of August 1, 1992 (the “1992 Financing Agreement”), between CILCO and VBI, and the Financing Agreement, dated as of August 1, 1993 (the “1993 Financing Agreement,” and together with the 1992 Financing Agreement, the “CILCO Financing Agreements”), between CILCO and VBI. Pursuant to the CILCO Assumption Instruments, Ameren Illinois assumed all of the obligations of CILCO under the CILCO Financing Agreements and the first mortgage bonds issued to secure CILCO’s obligations under the CILCO Financing Agreements relating to the VBI 6.20% Pollution Control Refunding Revenue Bonds (Central Illinois Light Company Project) Series 1992B (the “1992B Series Bonds”) and the VBI 5.90% Pollution Control Refunding Revenue Bonds (Central Illinois Light Company Project) Series 1993 (the “1993 Series Bonds”), respectively. As of October 1, 2010, the outstanding principal amount of the 1992B Series Bonds was $1 million and the outstanding principal amount of the 1993 Series Bonds was $32 million.

On October 1, 2010, in connection with the transactions contemplated by the Agreement, Ameren Illinois and Deutsche Bank Trust Company Americas (as trustee) (the “CILCO Mortgage Trustee”) entered into an Indenture (the “CILCO Mortgage Supplemental Indenture”) supplemental to the Indenture of Mortgage and Deed of Trust dated as of April 1, 1933 (the “CILCO Mortgage”) between CILCO and the CILCO Mortgage Trustee. Pursuant to the CILCO Mortgage Supplemental Indenture, Ameren Illinois assumed the due and punctual payment of the principal of (and premium, if any) and interest on the bonds issued under the CILCO Mortgage in accordance with the provisions of such bonds and the CILCO Mortgage, and agreed to perform and fulfill all the covenants and conditions of the CILCO Mortgage to be kept or performed by CILCO. As of October 1, 2010, the bonds outstanding under the CILCO Mortgage were (i) $150 million principal amount of First Mortgage Bonds, Senior Note Series CC, $42 million principal amount of First Mortgage Bonds, Senior Note Series BB, and $54 million principal amount of First Mortgage Bonds, Senior Note Series AA, all issued to the CILCO Senior Note Trustee to secure the notes outstanding under the CILCO Senior Note Indenture, (ii) $32 million principal amount of First Mortgage Bonds, Pollution Control Refunding Series H due 2023 issued to secure CILCO’s obligations under the 1993 Financing Agreement relating to the 1993 Series Bonds, and (iii) $1 million principal amount of First Mortgage Bonds, Pollution Control Refunding Series G due 2012 issued to secure CILCO’s obligations under the 1992 Financing Agreement relating to the 1992B Series Bonds. The CILCO Mortgage Supplemental Indenture limited the lien of the CILCO Mortgage to the mortgaged property owned by CILCO immediately prior to the Merger and certain property acquired by Ameren Illinois after the Merger.

IP

On October 1, 2010, in connection with the transactions contemplated by the Agreement, Ameren Illinois and The Bank of New York Mellon Trust Company, N.A. (as trustee) (the “IP Senior Note Trustee”) entered into a First Supplemental Indenture (the “IP Senior Note Supplemental Indenture”) to the Indenture, dated as of June 1, 2006 (the “IP Senior Note Indenture”), between IP and the IP Senior Note Trustee. Pursuant to the IP Senior Note Supplemental Indenture, Ameren Illinois assumed the due and punctual payment of the principal of (and premium, if any) and interest on the 6.250% senior secured notes due 2016 (the “2016 6.250% Notes”), the 6.125% senior secured notes due 2017 (the “6.125% Notes”), the 6.250% senior secured notes due 2018 (the “2018 6.250% Notes”) and the 9.750% senior secured notes due 2018 (the “9.750% Notes”) outstanding under the IP Senior Note Indenture and the performance of every covenant of the IP Senior Note Indenture to be performed or observed by IP. As of October 1, 2010, the outstanding principal amount of the 2016 6.250% Notes was $75 million, the outstanding principal amount of the 6.125% Notes was $250 million, the outstanding principal amount of the 2018 6.250% Notes was $337 million and the outstanding principal amount of the 9.750% Notes was $400 million. In addition, on October 1, 2010, Ameren Illinois issued under the IP Senior Note Indenture $60 million principal of senior notes series CIPS-AA, $150 million principal amount of senior notes series CIPS-BB and $61.5 million principal amount of senior notes series CIPS-CC to The Bank of New York Mellon Trust Company, N.A. (as successor trustee) (the “CIPS Senior Note Trustee”) under the Indenture, dated as of December 1, 1998 (the “CIPS Senior Note Indenture”), between CIPS and the CIPS Senior Note Trustee to secure the notes outstanding under the CIPS Senior Note Indenture.

On October 1, 2010, in connection with the transactions contemplated by the Agreement, Ameren Illinois executed and delivered to the Illinois Finance Authority (“IFA”) separate Instruments of Assumption (the “IP Assumption Instruments”) with respect to each of the Loan Agreement, dated as of June 1, 1992 (the “1992 Loan Agreement”), between IP and IFA, the Loan Agreement, dated as of March 1, 1998 (the “1998A Loan Agreement”) between IP and IFA and the Loan Agreement, dated as of March 1, 1998 (the “1998B Loan Agreement,” and together with the 1992 Loan Agreement and the 1998A Loan Agreement, the “IP Loan Agreements”), between IP and IFA. Pursuant to the IP Assumption Instruments, Ameren Illinois assumed the obligations of IP under the IP Loan Agreements, which includes obligations to make payments sufficient to pay when due the principal of (and premium, if any) and interest on the IFA 5.70% Pollution Control Refunding Revenue Bonds, 1994 Series A (Illinois Power Company Project) (the “1994A Series Bonds”), the IFA 5.40% Pollution Control Revenue Refunding Bonds, 1998 Series A (Illinois Power Company Project) (the “1998A Series Bonds”) and the IFA 5.40% Pollution Control Revenue Refunding Bonds, 1998 Series B (Illinois Power Company Project) (the “1998B Series Bonds”), and under the bonds issued to secure IP’s obligations under the IP Loan Agreements relating to the 1998A Series Bonds and the 1998B Series Bonds. As of October 1, 2010, the outstanding principal amount of the 1994A Series Bonds was approximately $36 million, the outstanding principal amount of the 1998A Series Bonds was approximately $19 million and the outstanding principal amount of the 1998B Series Bonds was approximately $33 million.

On October 1, 2010, in connection with the transactions contemplated by the Agreement, Ameren Illinois and The Bank of New York Mellon Trust Company, N.A. (as successor trustee) (the “IP Mortgage Trustee”) entered into a Supplemental Indenture (the “IP Mortgage Supplemental Indenture”) to the General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 (the “IP Mortgage”) between IP and the IP Mortgage Trustee. Pursuant to the IP Mortgage Supplemental Indenture, Ameren Illinois assumed the due and punctual payment of the principal of (and premium, if any) and interest on all of the bonds then outstanding under the IP Mortgage and the performance and observance of every covenant and condition of the IP Mortgage to be performed or observed by IP. As of October 1, 2010, the bonds outstanding under the IP Mortgage were (i) $75 million principal amount of series AA bonds due 2016, $250 million principal amount of series BB bonds due 2017, $337 million principal amount of series CC bonds due 2018, and $400 million principal amount of series DD bonds due 2018, all issued to the IP Senior Note Trustee to secure the notes outstanding under the IP Senior Note Indenture, (ii) approximately $36 million principal amount of New Mortgage Bonds, Pollution Control Series U, to secure IP’s obligations under the 1992 Loan Agreement relating to the 1994A Series Bonds, (iii) approximately $19 million principal amount of New Mortgage Bonds, Pollution Control Series S, to secure IP’s obligations under the 1998A Loan Agreement relating to the 1998A Series Bonds, and (iv) approximately $33 million principal amount of New Mortgage Bonds, Pollution Control Series T to secure IP’s obligations under the 1998B Loan Agreement relating to the 1998B Series Bonds. In addition, on October 1, 2010, Ameren Illinois issued under the IP Mortgage $60 million principal amount of mortgage bonds, series CIPS-AA, $150 million principal amount of mortgage bonds, series CIPS-BB, and $61.5 million principal amount of mortgage bonds, series CIPS-CC, to the IP Senior Note Trustee to secure the notes outstanding under the IP Senior Note Indenture. The issuance of the mortgage bonds, series CIPS-AA, CIPS-BB and CIPS-CC, to the IP Senior Note Trustee and the issuance of the senior notes, series CIPS-AA, CIPS-BB and CIPS-CC, to the CIPS Senior Note Trustee, described above, both secure the senior notes outstanding under the CIPS Senior Note Indenture with the benefit of a lien under the IP Mortgage so long as Ameren Illinois has other senior notes outstanding with the benefit of this lien. The IP Mortgage Supplemental Indenture limited the lien of the IP Mortgage to mortgaged property owned by IP immediately prior to the Merger and certain property acquired by Ameren Illinois after the Merger and extended the lien of the IP Mortgage to certain equipment and fixtures owned by CIPS immediately prior to the Merger.

The foregoing summaries of the CILCO Senior Note Supplemental Indenture, the CILCO Assumption Instruments, the CILCO Mortgage Supplemental Indenture, the IP Senior Note Supplemental Indenture, the IP Assumption Instruments and the IP Mortgage Supplemental Indenture, and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, which are attached as Exhibits 4.1 through 4.9 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired:

The audited financial statements as of December 31, 2009, and 2008, and for each of the three years in the period ended December 31, 2009, were previously reported in, and are incorporated by reference from, the Annual Report on Form 10-K filed by CILCO and IP on February 26, 2010.

The unaudited interim financial statements as of June 30, 2010, and for the three-month and six-month periods ended June 30, 2010, and 2009, were previously reported in, and are incorporated by reference from, the Quarterly Report on Form 10-Q filed by CILCO and IP on August 9, 2010.

(b) Pro Forma Financial Information:

The required unaudited pro forma financial information with respect to the Merger and the AERG distribution is filed as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits:

Exhibit Number	Title

2.1	Agreement and Plan of Merger, dated as of April 13, 2010, among CIPS, CILCO and IP (filed as Annex A to Part I of CIPS’ Registration Statement on Form S-4, File No. 333-166095).

4.1	First Supplemental Indenture, dated as of October 1, 2010, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as trustee, supplementing the Indenture dated as of June 1, 2006 between CILCO and the trustee.

4.2	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Village of Bryant, Illinois relating to the 6.20% Pollution Control Refunding Revenue Bonds (Central Illinois Light Company Project) Series 1992B.

4.3	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Village of Bryant, Illinois relating to the 5.90% Pollution Control Refunding Revenue Bonds (Central Illinois Light Company Project) Series 1993.

4.4	Indenture, dated as of October 1, 2010, by and between Ameren Illinois and Deutsche Bank Trust Company Americas, as successor trustee, supplementing the Indenture of Mortgage and Deed of Trust dated as of April 1, 1933 between CILCO and the trustee.

4.5	First Supplemental Indenture, dated as of October 1, 2010, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as trustee, supplementing the Indenture dated as of June 1, 2006 between IP and the trustee.

4.6	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Illinois Finance Authority relating to the 5.70% Pollution Control Refunding Revenue Bonds, 1994 Series A (Illinois Power Company Project).

4.7	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Illinois Finance Authority relating to the 5.40% Pollution Control Revenue Refunding Bonds, 1998 Series A (Illinois Power Company Project).

4.8	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Illinois Finance Authority relating to the 5.40% Pollution Control Revenue Refunding Bonds, 1998 Series B (Illinois Power Company Project).

4.9	Supplemental Indenture, dated as of October 1, 2010, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee, supplementing the General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 between IP and the trustee.

23.1	Consent of independent registered public accounting firm.

23.2	Consent of independent registered public accounting firm.

99.1	Unaudited pro forma condensed combined financial statements.

This combined Form 8-K is being filed separately by Ameren and Ameren Illinois. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

/S/ MARTIN J. LYONS, JR.
Martin J. Lyons, Jr. Senior Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY (Registrant)

/S/ MARTIN J. LYONS, JR.
Martin J. Lyons, Jr. Senior Vice President and Chief Financial Officer

Date: October 7, 2010

Exhibit Index

Exhibit Number	Title

4.1	First Supplemental Indenture, dated as of October 1, 2010, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as trustee, supplementing the Indenture dated as of June 1, 2006 between CILCO and the trustee.

4.2	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Village of Bryant, Illinois relating to the 6.20% Pollution Control Refunding Revenue Bonds (Central Illinois Light Company Project) Series 1992B.

4.3	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Village of Bryant, Illinois relating to the 5.90% Pollution Control Refunding Revenue Bonds (Central Illinois Light Company Project) Series 1993.

4.4	Indenture, dated as of October 1, 2010, by and between Ameren Illinois and Deutsche Bank Trust Company Americas, as successor trustee, supplementing the Indenture of Mortgage and Deed of Trust dated as of April 1, 1933 between CILCO and the trustee.

4.5	First Supplemental Indenture, dated as of October 1, 2010, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as trustee, supplementing the Indenture dated as of June 1, 2006 between IP and the trustee.

4.6	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Illinois Finance Authority relating to the 5.70% Pollution Control Refunding Revenue Bonds, 1994 Series A (Illinois Power Company Project).

4.7	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Illinois Finance Authority relating to the 5.40% Pollution Control Revenue Refunding Bonds, 1998 Series A (Illinois Power Company Project).

4.8	Instrument of Assumption, dated as of October 1, 2010, of Ameren Illinois to the Illinois Finance Authority relating to the 5.40% Pollution Control Revenue Refunding Bonds, 1998 Series B (Illinois Power Company Project).

4.9	Supplemental Indenture, dated as of October 1, 2010, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee, supplementing the General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 between IP and the trustee.

23.1	Consent of independent registered public accounting firm.

23.2	Consent of independent registered public accounting firm.

99.1	Unaudited pro forma condensed combined financial statements.